UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2008

ACCENTIA BIOPHARMACEUTICALS, INC.

(Exact name of Registrant as Specified in its Charter)

Florida	000-51383	04-3639490
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

324 South Hyde Park Ave., Suite 350

Tampa, Florida 33606

(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (813) 864-2554

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

Effective as of May 30, 2008, Biovest International, Inc. (“Biovest”), a majority-owned subsidiary of Accentia Biopharmaceuticals, Inc. (the “Company”) entered into an agreement (the “Amendment Agreement”) with Laurus Master Fund, Ltd. (“Laurus”) and its affiliates, Valens U.S. SPV I, LLC (“Valens US”) and Valens Offshore SPV II, Corp. (“Valens Offshore”) (collectively, the “Valens Funds”) whereby the Valens Funds agreed to extend the maturity date of their Secured Promissory Notes from Biovest dated December 10, 2007 (the “Notes”) from their initial maturity date of June 10, 2008 to October 31, 2008 (the “Extension”). In consideration for the Extension, Biovest entered into an amendment to the December 2007 Royalty Agreement with Valens Offshore (the “Royalty Amendment”) whereby the royalty percentage due to Valens Offshore under the existing Royalty Agreement dated December 10, 2007 on sales of Biovest’s biologic products including BiovaxID™ was increased from 2.96% to 9.46% (the “Royalty Percentage”). The Royalty Amendment provides that the Royalty Percentage will be reduced from 9.46% to 5.96% in the event that Biovest makes payment in the amount of $10 million to the Valens Funds (and Laurus) to pay off and/or reduce the outstanding balance on the existing secured notes on or before June 30, 2008, or, in the alternative, will be reduced from 9.46% to 6.96% in the event that Biovest makes this required payment after June 30, 2008 but before July 31, 2008. In connection with the closing of the Amendment Agreement, the Company executed a Guaranty Side Letter with Laurus confirming that the portion of Biovest’s existing indebtedness to Laurus which is guaranteed by the Company equals a fixed principal amount of $4,991,630 plus all other Obligations (as defined in the original Guaranty Agreement). Copies of the aforementioned agreements and the Form 8-K (excluding exhibits) filed by Biovest on June 5, 2008 with respect to these agreements, are attached hereto as exhibits.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

See the Exhibit Index set forth below for a list of exhibits included with this Form 8-K.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

ACCENTIA BIOPHARMACEUTICALS, INC.

By:	/s/ Samuel S. Duffey
Samuel S. Duffey
General Counsel

Date: June 5, 2008

EXHIBIT INDEX

Exhibit Number	Description
10.1	Amendment Letter dated May 30, 2008 between Biovest International, Inc. (“Biovest”), Valens U.S. SPV I, LLC and Valens Offshore SPV II, Corp.

10.2	December 10, 2007 Royalty Agreement Amendment dated May 30, 2008 between Biovest and Laurus Master Fund, Ltd., Valens U.S. SPV I, LLC, Valens U.S. SPV I, Ltd., Valens Offshore SPV II, Corp., and PSource Structured Debt Limited.

10.3	Reaffirmation and Ratification Agreement dated May 30, 2008 between Biovest and its subsidiaries, Revimmune LLC, LV Administrative Services, Inc., Valens U.S. SPV I, LLC, and Valens Offshore SPV II, Corp.

10.4	Guaranty Side Letter dated May 30, 2008 between Accentia Biopharmaceuticals, Inc., Laurus Master Fund, Ltd., Valens U.S. SPV I, LLC, Valens U.S. SPV I, Ltd., Valens Offshore SPV II, Corp., Valens Offshore SPV II, LLC and PSource Structured Debt Limited.

99.1	Form 8-K filed by Biovest on June 5, 2008 (File No. 000-11480)

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